SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM N-6
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

_____________________

Pre Effective Amendment No. ____
Post Effective Amendment No. 2
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 1

Massachusetts Mutual Variable Life Separate Account I
(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company
(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111
(Address of Depositor’s Principal Executive Offices)
(413) 788-8411

_____________________

Robert Liguori
Senior Vice President and Deputy General Counsel
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

      It is proposed that this filing will become effective (check appropriate box)

[_]  Immediately upon filing pursuant to paragraph (b) of Rule 485.

[_]  On May 1, 2002 pursuant to paragraph (b) of Rule 485.

[X]  60 days after filing pursuant to paragraph (a) of Rule 485.

[_]  On July , 2002 pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

[_]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE REQUIRED BY FORM N-6
N-6 Item	Caption in Prospectus

1	Cover Page; Back Cover
2	Summary of Benefits and Risks
3	Fee Tables
4	The Separate Account; The Company; Underlying Funds
5	Charges and Deductions
6	Description of Owner, Insured, and Beneficiary;
Policy Transactions; Death Benefit; Premiums; Other
Information; Other Benefits Available Under the Policy
7	Purchasing a Policy; Premiums; Policy Value
8	Death Benefit; Policy Value
9	Surrenders; Withdrawals; Your Right to a “Free Look”
10	Loans
11	Policy Termination and Reinstatement
12	Federal Income Tax Considerations
13	Legal Proceedings
14	Financial Statements

Caption in Statement of Additional Information

15	Cover Page; Table of Contents
16	The Company; The Separate Account
17	Services
18	Not Applicable
19	Additional Information About the Operation of
the Contracts and the Registrant
20	Underwriters
21	Additional Information About Charges
22	Not Applicable
23	Not Applicable
24	Financial Statements (To Be Filed)
25	Performance Data
26	Not Applicable

Variable Universal Life II (VUL II)
Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes an individual, flexible premium, variable life insurance policy (the policy) offered by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured. In some states the coverage may be issued by certificate under a group contract.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the following funds that are offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account).

American Century® Variable Portfolios, Inc.
American Century® VP Income & Growth Fund

Fidelity® Variable Insurance Products Fund II
Fidelity® VIP II Contrafund® Portfolio (Initial Class)

Goldman Sachs Variable Insurance Trust
Goldman Sachs VIT Capital Growth Fund

INVESCO Variable Investment Funds, Inc.
INVESCO VIF-Technology Fund

Janus Aspen Series
Janus Aspen Capital Appreciation Portfolio (Institutional) Janus Aspen Worldwide Growth Portfolio (Institutional)
MML Series Investment Fund
  MML Blend Fund
  MML Emerging Growth Fund
  MML Equity Fund
  MML Equity Index Fund (Class II)
  MML Growth Equity Fund
  MML Large Cap Value Fund
  MML Managed Bond Fund
  MML Money Market Fund
  MML OTC 100 Fund
  MML Small Cap Equity Fund
  MML Small Cap Growth Equity Fund

Oppenheimer Variable Account Funds
  Oppenheimer Aggressive Growth Fund/VA
  Oppenheimer Bond Fund/VA
  Oppenheimer Capital Appreciation Fund/VA
  Oppenheimer Global Securities Fund/VA
  Oppenheimer High Income Fund/VA
  Oppenheimer Main Street® Growth & Income Fund/VA
  Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA

Deutsche Asset Management VIT Funds
Scudder VIT Small Cap Index Fund

T. Rowe Price Equity Series, Inc.
T. Rowe Price Mid-Cap Growth Portfolio

Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Fund (Class 2)

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:
Is not a bank or credit union deposit or obligation. Is not FDIC or NCUA insured. Is not insured by any federal government agency. Is not guaranteed by any bank or credit union. May go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated [date]. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Life Customer Service Center Hub
PO Box 1865
Springfield, MA 01102-1865
1-800-272-2216
www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

Effective: [Date]

TABLE OF CONTENTS

Index of Special Terms	3
Summary of Benefits and Risks	4
Fee Tables
Transaction Fees	6
Periodic Charges Other Than Fund Operating Expenses	7
Annual Fund Operating Expenses	8
The Company	10
VUL II Overview	10
Description of Owner, Insured, and Beneficiary	11
Purchasing a Policy and Your Right to a “Free Look”	12
Premiums
Premium Payments and Payment Plans	13
Premium Flexibility	13
Premium Limitations	14
How and When Your Premium is Allocated	14
Cashflow Diagram	16
Investment Choices
The Separate Account	17
Underlying Funds	18
The Guaranteed Principal Account	21
Policy Value
How Policy Value is Calculated	22
Policy Termination and Reinstatement	23
Policy Transactions
Transfers	25
Dollar Cost Averaging	26
Portfolio Rebalancing	26
Withdrawals	26
Surrenders	27
Loans	27
Death Benefit
Minimum Death Benefit	29
Death Benefit Options	29
Right to Change the Death Benefit Option	29
Right to Change the Face Amount	29
When We Pay Death Benefit Proceeds	30
Payment Options	30
Suicide	30
Error of Age or Gender	31
Charges and Deductions
Transaction Charges	32
Monthly Charges Against the Account Value	33
Directed Monthly Deduction Program	34
Daily Charges Against the Separate Account	34
Special Circumstances	34
Other Benefits Available Under the Policy	35
Federal Income Tax Considerations	37
Other Information
Other Policy Rights and Limitations	40
Reservation of Company Rights to Change the
Policy or Separate Account	40
Legal Proceedings	40
Financial Statements	41
Appendix A
Hypothetical Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit	42
Hypothetical Examples of Death Benefit Option Changes	42
Back Cover Page	44

INDEX OF SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words, or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
Account Value	22
Administrative Office	1
Contestable Period	30
Attained Age	23
Face Amount	12
Good Order	14
Grace Period	23
Guarantee Period	23
Guarantee Premium	23
Initial Face Amount	12
Issue Date	14
Monthly Charge Date	33
Net Investment Experience	22
Net Premium	14
Net Surrender Value	27
Planned Premium	13
Policy Date	14
Policy Debt Limit	28
Premium Expense Factor	6
Register Date	14
Safety Test	23
Termination	5
Valuation Date	15
7-pay test	39

SUMMARY OF BENEFITS AND RISKS

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.

CHOICE OF DEATH BENEFIT OPTIONS

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:
1. Level Option: The current face amount.
2. Return of Account Value Option: The current face amount plus the account value of the policy.
3. Return of Premium Option: The current face amount plus the total of the premiums that were paid, less any premiums refunded.

RIGHT TO RETURN THE POLICY	You have a limited period of time after the policy is issued during which you can cancel the policy and receive a refund.

VARIABLE INVESTMENT CHOICES	The policy offers a choice of 28 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund. You may allocate premium to a maximum of 16 of the investment divisions over the life of the policy.

GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.

FLEXIBILITY

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

  choose the timing, amount and frequency of premium payments;
  change the death benefit option;
  increase or decrease the policy’s face amount;
  change the beneficiary;
  change your investment selections

TRANSFERS	Within limitations, you may transfer funds among the investment divisions and the guaranteed principal account. We also offers two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.

SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its net surrender value. You may also withdraw a part of the net surrender value. A withdrawal reduces the values and may reduce the face amount of the policy and does not have to be paid back.

LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences.

SAFETY TEST	During defined periods of the policy, your policy will not terminate, regardless of its value, as long as you have made the specified minimum premium payments.

ASSIGNABILITY	You may assign the policy as collateral for a loan or other obligation.

TAX BENEFITS	You are not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.

ADDITIONAL BENEFITS	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section.

Risks of the Policy

INVESTMENT PERFORMANCE	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in your variable investment divisions.

SUITABILITY	Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time.

TERMINATION	Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges. Before the policy terminates, however, you receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.

LIMITATIONS ON ACCESS TO CASH VALUE
  Withdrawals are not available in the 1st policy year or once the insured has reached age 100.
  We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.
  The minimum withdrawal is $100, including the $25 withdrawal fee.
  The maximum withdrawal is 75% of the net surrender value.

LIMITATIONS ON ALLOCATIONS AND TRANSFERS
  Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of its value.
  You may only allocate premiums or transfer funds into 16 divisions over the life of the policy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. It will have a permanent effect on the policy’s net surrender value and will reduce the death proceeds. Also, policy termination with an outstanding loan can result in adverse tax consequences.

ADVERSE TAX CONSEQUENCES

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are includable in gross income on an income first basis, which they otherwise would not be. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium or take account value out of the policy.

Charge	When Charge is Deducted	Current* Amount Deducted	Maximum* Amount Deducted

Premium Expense Charge	When you pay premium.	All Coverage Years: 5% of premium up to and including premium expense factor; 3% of premium over premium expense factor.	All Coverage Years: 7.5% of premium up to and including premium expense factor; 5% of premium over premium expense factor.

Surrender Charges[1]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year: 140% of the premium expense factor for standard risks, not to exceed $50 per thousand of face amount.	First Coverage Year: 140% of the premium expense factor for standard risks, not to exceed $50 per thousand of face amount.

Withdrawal Fee	When you withdraw a portion of your account value from the policy.	$25 per withdrawal	$25 per withdrawal

1 Coverage Years 2-14: The prior year surrender charge reduced by 1/14th of the first-year surrender charge.

The premium expense factor referenced in the table is used to determine premium expense charges and surrender charges. For the initial face amount, the premium expense factor is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the premium expense factor is based on the age, gender, and risk classification of the insured on the effective date of the increase. The premium expense factor is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of premium expense factors are shown in the following table:

Per $1,000 of Face Amount, Non-Tobacco Risk Class

Age	Male	Female

25	$5.73	$5.05

55	$21.19	$17.41

85	$98.28	$83.99

*Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current* Amount Deducted	Maximum* Amount Deducted
Insurance charge[1]	Monthly, on the policy’s monthly charge date.	Minimum/Maximum[2] Rates per $1000 of Insurance Risk: $0.0 - $34.8799	Minimum/Maximum[2] Rates per $1000 of Insurance Risk: $0.0 -$83.33
Insurance charge for a 35 year old male, non-tobacco user, in the standard risk class, with death benefit option 1. [1,2,3]	Monthly, on the policy’s monthly charge date.	Rate per $1000 of Insurance Risk: $0.0692[3]	Rate per $1000 of Insurance Risk: $0.140833[3]
Administrative Charge	Monthly, on the policy’s monthly charge date.	$9 per policy	$12 per policy
		Annual Rates:	Annual Rates:
Mortality & Expense Risk Charge	Daily	Policy Years 1-15: 0.75% of the policy’s average daily net assets in the Separate Account Policy Years: 16+: 0.25% of the policy’s average daily net assets in the Separate Account	Policy Years 1-15: 0.90% of the policy’s average daily net assets in the Separate Account Policy Years: 16+: 0.40% of the policy’s average daily net assets in the Separate Account
Face Amount Charge[1]	Monthly, on the policy’s monthly charge date.	Rates per $1000 of the face amount. Coverage Years 1-5: $0.09 -$0.17 Coverage Years 6+: $0	Rates per $1000 of the face amount. Coverage Years 1-5: $0.09 - $0.17 Coverage Years 6+: $0
Rider Charges:		Minimum-Maximum	Minimum-Maximum
Additional Insurance	Monthly, on the policy’s monthly charge date.	Rates per $1000 of Insurance Risk • $0.0 - $30.1803	Rates per $1000 of Insurance Risk • $0.0 - $83.33

Other Insured	Monthly, on the policy’s monthly charge date.	Rates per $1000 of Insurance Risk • $0.0 - $30.1803	Rates per $1000 of Insurance Risk • $0.0 - $83.33

Guaranteed Insurability	Monthly, on the policy’s monthly charge date.	Rates per $1000 of Option Amount • $0.03 - $0.11	Rates per $1000 of Option Amount • $0.03 - $0.11

Disability Benefit	Monthly, on the policy’s monthly charge date.	Rates per $1 of Monthly Deduction • $0.012 - $0.262 Rates per $100 of Benefit Amount • $0.11 - $0.32	Rates per $1 of Monthly Deduction • $0.012 - $0.262 Rates per $100 of Benefit Amount • $0.11 - $0.32

Waiver of Monthly Charges	Monthly, on the policy’s monthly charge date.	Rates per $1 of Monthly Deduction • $0.012 - $0.262	Rates per $1 of Monthly Deduction • $0.012 - $0.262

Loan Interest Rate Expense Charge	Accrues daily on outstanding loan balances.	Policy Years 1-15: 1.00% Policy Years 16+: 0.25% (Deducted from the policy loan rate when crediting interest to the policy’s loan value.)	All Policy Years: 2% (Deducted from the policy loan rate when crediting interest to the policy’s loan value.)

All of the monthly charges listed in the Periodic Charges table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account (unless the Directed Monthly Deduction Program is in effect). The mortality and expense charge is deducted from the assets of the Separate Account only.

*Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.

1	The rates vary by the insured’s gender, issue age, and risk classification, and by the year of coverage. This rate may not be representative of the charge that a particular policyowner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the Life Service Center at 1-800-272-2216.
2	The insurance charge rates reflected in this table are for standard risks and are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables.
3	The rates shown for the “representative insured” are 1st year rates only.

Annual Fund Operating Expenses

This table describes the fund fees and expenses that you will pay daily during the time that you own the policy. The table shows the range (minimum and maximum) of fees and expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2001. More detail concerning an individual fund’s fees and expenses is contained in the fund’s prospectus.

Charge	Minimum	Maximum
Management Fees	0.10%	1.07%
Distribution (and/or Service) (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.94%
Total Annual Fund Operating Expenses	0.26%[1]	1.69%[1]

1  These totals are not the sum of the three numbers above because the three numbers may represent three different funds, whereas the total represents a single fund.

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2001.

Investment Management Fees and Other Expenses
(Reflect any expense waiver, limitation and reimbursement arrangements in effect, as noted)

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2001.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses

American Century® VP Income & Growth Fund	0.70%	0.00%	—	0.70%
Fidelity® VIP II Contrafund® Portfolio (Initial Class)	0.58%	0.10%	—	0.68%[1]
Goldman Sachs VIT Capital Growth Fund	0.75%	0.25%[2]	—	1.00%[2]
INVESCO VIF–Technology Fund	0.75%	0.32%	—	1.07%
Janus Aspen Capital Appreciation Portfolio (Institutional)	0.65%	0.01%	—	0.66%
Janus Aspen Worldwide Growth Portfolio (Institutional)	0.65%	0.04%	—	0.69%
MML Blend Fund	0.38%	0.02%[3]	—	0.40%
MML Emerging Growth Fund	1.05%	0.11%[3]	—	1.16%
MML Equity Fund	0.37%	0.03%[3]	—	0.40%
MML Equity Index Fund (Class II)	0.10%	0.16%[4]	—	0.26%
MML Growth Equity Fund	0.80%	0.11%[3]	—	0.91%
MML Large Cap Value Fund	0.80%	0.07%[3]	—	0.87%
MML Managed Bond Fund	0.47%	0.01%[3]	—	0.48%
MML Money Market Fund	0.48%	0.02%[3]	—	0.50%
MML OTC 100 Fund	0.45%	0.11%[3]	—	0.56%
MML Small Cap Equity Fund[5]	0.65%	0.04%[3]	—	0.69%
MML Small Cap Growth Equity Fund	1.07%	0.08%[3]	—	1.15%
Oppenheimer Aggressive Growth Fund/VA	0.64%	0.04%	—	0.68%
Oppenheimer Bond Fund/VA	0.72%	0.05%	—	0.77%
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.04%	—	0.68%
Oppenheimer Global Securities Fund/VA	0.64%	0.06%	—	0.70%
Oppenheimer High Income Fund/VA	0.74%	0.05%	—	0.79%
Oppenheimer Main Street® Growth & Income Fund/VA	0.68%	0.05%	—	0.73%
Oppenheimer Strategic Bond Fund/VA	0.74%[6]	0.05%	—	0.79%
Oppenheimer International Growth Fund/VA	1.00%	0.05%	—	1.05%
Scudder VIT Small Cap Index Fund[7]	0.35%	0.10%	—	0.45%[7]
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%
Templeton Foreign Securities Fund[8] (Class 2)	0.68%	0.22%	0.25%[8]	1.15%[8]

1	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including these reductions, the Other Expenses for the VIP II Contrafund Portfolio (Initial Class) would have been 0.06% decreasing the VIP II Contrafund Portfolio’s (Initial Class) total fund expenses to 0.64%.

2	Goldman Sachs Asset Management, the investment adviser to the Fund, has voluntarily agreed to reduce or limit certain ‘‘Other Expenses’’ of such Fund (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table, as calculated per annum, of such Fund’s average daily net assets. The expenses shown include these expense reductions and limitations. If not included, the ‘‘Other Expenses’’ and ‘‘Total Operating Expenses’’ for the Goldman Sachs VIT Capital Growth Fund would be 0.94% and 1.69% respectively, of the Fund’s average daily net assets and are based on actual expenses for the fiscal year ended December 31, 2001. The expense reductions or limitations may be discontinued or modified by the Investment Adviser at their discretion at any time.

3	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Equity Fund and MML Small Cap Growth Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2003. The expenses shown for MML Emerging Growth Fund, MML Growth Equity Fund and MML OTC 100 Fund include this reimbursement. If not included, the Other Expenses for these Funds in 2001 would have been 0.32% for the MML Emerging Growth Fund, 0.19% for the MML Growth Equity Fund and 0.26% for the MML OTC 100 Fund. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund and MML Small Cap Growth Equity Fund in 2001.

4	Effective February 28, 2002, MassMutual has agreed, through April 30, 2004, to bear the expenses, (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed 0.26%. If not included, the Total Operating Expenses for the MML Equity Index Fund (Class II) in 2001 would be 0.34%.

5	Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.
6	OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.
7	Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to the current expense cap listed. Deutsche Asset Management does not guarantee that the fee waiver will remain in effect and could be subject to change. Absent of this expense cap reimbursement the management fees and other expenses for the Scudder Small Cap Index Fund would be 0.35% and 0.28%. Prior to May 1, 2002, the Scudder VIT Small Cap Index Fund was called Deutsche VIT Small Cap Index Fund.

8	The Fund’s Class 2 distribution plan or ‘‘rule 12b-1 plan’’ is described in the Fund’s prospectus. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction the Total Annual Fund Operating Expenses would have been 1.16%. Prior to May 1, 2002, this Fund was called the Templeton International Securities Fund.

(See the fund prospectuses for more information.)

THE COMPANY

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

In this prospectus we will also refer to the Company as “MassMutual”, “we”, “us”, or “our”.

The Company’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

THE VARIABLE UNIVERSAL LIFE II POLICY

General Overview

The policy is a contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can change your death benefit option at any time before the insured’s attained age 100. This flexibility allows you to meet changing insurance needs under a single life insurance policy.

You are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary depending on the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

When the insured dies, if the policy is still in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

OWNER, INSURED, BENEFICIARY

Owner

The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured who is more than 85 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

PURCHASING A POLICY AND YOUR RIGHT TO CANCEL

Purchasing A Policy

To purchase a policy you must send us a completed application. The minimum initial face amount of a policy is currently $50,000. The owner selects, within our limits, the policy’s face amount. It is used to determine the amount of insurance coverage the policy provides while it is in force. The initial face amount is the face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally becomes effective on the policy’s issue date. However, if we have not received the first premium and all documents necessary to process the premium by the issue date, coverage will not begin until the date those items are received, in good order, at our Administrative Office.

Your Right To A “Free Look”

You have the right to examine your policy. If you change your mind about owning it, you may cancel it within 10 days of receiving it. This period may vary depending on your state’s requirements.

When you cancel the policy within this time period, we will not deduct any policy charges and we will refund the account value. If your state requires it, we will refund the greater of the premium you paid, less any withdrawals, or the account value.

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices.

PREMIUMS

The premium amount you pay is based on a number of factors including, but not limited to:

  face amount,
  the insured’s gender,
  the insured’s issue age,
  the insured’s risk classification,
  policy charges, and
  whether or not any riders apply to the policy.

Premium Payments and Payment Plans

All premium payments should be sent to us either at our Administrative Office or at the address shown on the premium notice.

First Premium

Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the minimum initial premium. The minimum initial premium depends on:

  your chosen premium frequency,
  the policy’s initial face amount and death benefit option, the issue age, gender, and risk classification of the insured, and any riders on the policy.

Planned Premiums

When applying for the policy, you select (within the policy limitations) the planned premium and the payment frequency (annual, semiannual, quarterly, or monthly check service).

The amount of the planned premium and the premium frequency you select are shown on your policy’s specifications page(s). We will send you premium notices based on your selections.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, send a request to us at our Administrative Office.

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You can discontinue this service by contacting our Administrative Office.

Premium Flexibility

After you have paid the first premium, within limits you may pay any amount at any time while the insured is living. There are no required premium payments; however, you may elect to set-up a “Planned Premium” payment plan. Premium payment plans are discussed above in the Premium Payments and Payment Plans section.

The minimum premium payment is $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). If so, we will follow these procedures:

  For an unbilled subsequent premium payment, we will credit only that part of your premium payment to your policy that will not cause it to become a modified endowment contract, unless you’ve previously told us in writing that you want your policy to become a MEC. We will refund any remaining premium that we cannot apply and return it to you.
  If we receive this subsequent premium payment within 21 days prior to your policy anniversary date and we have billed you for a planned premium due on or about the policy anniversary date, this payment will not be in good order. We’ll hold the payment and we will contact you for instructions on how to apply the payment.
  If we receive the subsequent premium payment within 10 days prior to your policy anniversary date and we’ve billed you for a planned premium due on or about the policy anniversary date, we’ll hold this premium payment. We will credit it to your policy on the policy anniversary date. If the policy anniversary date is not a valuation date, then the payment will be credited on the next valuation date following your policy anniversary. In such case, we will notify you of our action after we credit your premium payment.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet their definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

  the Cash Value Accumulation Test, and
  the Guideline Premium Test.

If you choose the Cash Value Test, the maximum premium you can pay each policy year is the greatest of:
(a) an amount equal to $100 plus double the premium expense factor for the policy;
(b) the amount of premium paid in the preceding policy year; or
(c) the highest premium payment amount that would not increase the insurance risk.

If you choose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:
(a) the maximum premium for the Cash Value Test; or
(b)   the Guideline Premium Test amount which will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

How and When Your Premium Is Allocated

Net Premium

Net premium is a premium payment received in good order and accepted by us minus the premium expense charge.

Good order means that all the necessary documents and forms are complete and in our possession.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicate how you want net premiums allocated among the divisions and the guaranteed principal account. You must set your net premium allocation in terms of whole-number percentages that add up to 100%. Throughout the life of the policy, you may not allocate premiums to more than 16 divisions. We reserve the right to increase this limit.

You may change your net premium allocation at any time by sending a Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions. Therefore, we will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may tape record all telephone instructions.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The issue date is the date we actually issue the policy. The policy date normally is the same date as the issue date. However, you may request in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges will be deducted as of the requested policy date. These deductions will cover a period of time during which the policy is not in effect. If you paid a premium with your application and requested a policy date earlier than the date we receive your payment, interest will accrue from the date we receive your premium payment.

The register date is the first date premiums will be allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also be a valuation date.

Allocation of Initial and Subsequent Net Premiums

We will allocate any net premiums received on or before the issue date of the policy to our general investment account. We will pay interest on these amounts at the then current guaranteed principal account rate. No interest or investment experience will be earned if we do not issue the policy or if we issue the policy and you do not accept it.

If we receive the net premium on or before the issue date, interest will begin to accrue as of the later of the policy date or the date we receive the net premium. In most cases, because the policy date is the same date as the issue date, interest will accrue for one day before being allocated to the divisions and the guaranteed principal account.

These amounts will be allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the register date.

If the refund in your state includes interest and investment experience, the register date is the valuation date that is on, or next follows, the later of:

     a. the day after the issue date of the policy, or

     b. the day we receive the first premium payment in good order.

If the refund in your state does not include interest or investment experience:

1. The register date is the valuation date that is on, or next follows, the later of:

  The day after the end of the right to return period; or
  The day we receive the first premium in good order.

2. We will allocate any net premiums received after the issue date but before the register date to the Money Market division; and

3. We will allocate any values in the policy held as of the issue date to the Money Market division on the first valuation date after the issue date.

We will apply your subsequent premium payment on the valuation date we receive it, in good order, at our Administrative Office or at the address shown on the premium notice. If we receive your subsequent premium payment, in good order on a non-valuation date or after the close of a valuation date, we will apply your payment on the next valuation date.

A valuation date is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time.

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken.

INVESTMENT CHOICES

The Separate Account

The part of your premium that you invest in your variable investment divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”.

We established the Separate Account on July 13, 1988, according to the laws of the state of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VUL II policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL II policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL II policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the VUL II segment of the Separate Account.

Currently, the VUL II segment of the Separate Account is divided into 28 divisions. Each division purchases shares in a corresponding fund. You may allocate net premiums and transfer amounts to no more than 16 divisions over the life of the policy. The underlying funds are listed in the next section. Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL II policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policyowners do not invest directly into the underlying variable funds. Instead, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying variable fund. The Separate Account owns the funds shares.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

American® Century Variable Portfolios, Inc. (“American Century VP”)
American Century® VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected returns.

Fidelity® Variable Insurance Products (“VIP”) Fund II
Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company (“FMR”) Sub-Adviser: N/A	Seeks long-term capital appreciation. Invests primarily in stocks of domestic and foreign companies whose value the investment adviser believes is not fully recognized by the public.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”)
Goldman Sachs VIT Capital Growth Fund	Adviser: Goldman Sachs Asset Management (“GSAM”) Sub-Adviser: N/A	Seeks long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in a diversified portfolio of equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”)
INVESCO VIF-Technology Fund	Adviser: INVESCO Funds Group, Inc. (“INVESCO”) Sub-Adviser: N/A	Seeks capital appreciation. The fund normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series (“Janus Aspen”)
Janus Aspen Capital Appreciation Portfolio (Institutional)	Adviser: Janus Capital Sub-Adviser: N/A	Seeks long-term growth of capital. The portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.

Janus Aspen Worldwide Growth Portfolio (Institutional)	Adviser: Janus Capital Sub-Adviser: N/A	Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.

MML Series Investment Trust (“MML Trust”)
MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company, Inc.	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company, Inc. and Alliance Capital Management, L.P.	Seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Deutsche Asset Management, Inc.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®1 ..

MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company.	Seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income by investing in high-quality, large-capitalization companies in the S&P 500 Index® ..

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company, Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

MML Money Market Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company, Inc.	Seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Deutsche Asset Management, Inc.	Seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®2 ..

MML Small Cap Equity Fund[3]	Adviser: MassMutual Sub-Adviser: David L. Babson & Company, Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company, and Wellington Management Company, LLP	Seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Aggressive Growth Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Bond Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks, primarily, high current income, and secondarily, capital growth. The fund invests mainly in investment-grade debt securities.

Oppenheimer Capital Appreciation Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks a high level of current income. The fund invests mainly in lower-rated, high-yield, fixed-income securities, commonly known as “junk bonds”. They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

Oppenheimer Main Street® Growth & Income Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities. The fund invests mainly in common stocks of U.S. companies.

Oppenheimer Strategic Bond Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities. The fund invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc. (“Panorama Fund”)
Oppenheimer International Growth Fund/VA	Adviser: Oppenheimer Fund, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”)
Scudder VIT Small Cap Index Fund[4]	Adviser: Deutsche Asset Management, Inc. (“DAMI”) Sub-Adviser: N/A	Seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index [5] , which emphasizes stocks of small U.S. Companies

T. Rowe Price Equity Series, Inc.
T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The portfolio invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index or the Russell MidCap Growth Index.

Franklin Templeton Variable Insurance Products Trust (“FTVIP Trust”)
Templeton Foreign Securities Fund[6] (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	Seeks long-term capital growth. The fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.

1	The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

2	NASDAQ 100 Index® is a registered service mark of the Nasdaq Stock Market, Inc. (“Nasdq”). The NASDQ 100 Index® is composed and calculated by Nasdq without regard to the fund. Nasdq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.

3	Prior to May 1, 2002, this fund was called MML Small Cap Value Equity Fund.
4	Prior to May 1, 2002, the Scudder VIT Small Cap Index Fund was called Deutsche VIT Small Cap Index Fund.
5	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes, which have been licensed for use by Deutsche Asset Management, Inc.
6	Prior to May 1, 2002, this fund was called Templeton International Securities Fund.

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the guaranteed principal account (“GPA”). You may also transfer account value from the Separate Account to the GPA.

Amounts allocated to the GPA become part of our general investment account. You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

  3%, and
  the policy loan rate less the loan interest rate expense charge.

We may credit a higher rate of interest at our discretion.

POLICY VALUE

How The Value of your Policy is Calculated

Your value of your policy is called its account value. The account value has two components:
1. the variable account value, and
2. the guaranteed principal account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

  net premiums allocated to the Separate Account;
  transfers to the Separate Account from the guaranteed principal account;
  transfers and withdrawals from the Separate Account;
  fees and charges deducted from the Separate Account;
  the net investment experience of the Separate Account, and loans deducted from the Separate Account.

Net Investment Experience. The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the premium payment allocated to a division by the value of the accumulation unit for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Guaranteed Principal Account Value

The guaranteed principal account (GPA) value is the accumulation at interest of:

  net premiums allocated to the GPA; plus
  amounts transferred into the GPA from the Separate Account; minus amounts transferred or withdrawn from the GPA; minus
  monthly charges and surrender charges deducted from the GPA, and minus loans from the GPA.

Interest on the Guaranteed Principal Account

The guaranteed principal account value earns interest at an effective annual rate, credited daily.

For the part of the GPA value equal to any policy loan, the daily rate we use is the daily equivalent of:

  the annual credited loan interest rate minus the loan interest rate expense charge; or
  3% if greater.

For the part of the GPA in excess of any policy loan, the daily rate we use is the daily equivalent of:

  the current interest rate we declare; or
  the guaranteed interest rate of 3%.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Nor will making planned premium payments guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

If there is no policy debt, the policy may terminate without value if:

  Its account value on a monthly charge date cannot cover the monthly charges due; and
  The safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

  The policy debt equals or exceeds the account value, less surrender charges and less any monthly charges due.

Safety Test

The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. The safety test can be met only during the guarantee period(s) stated in the policy.

Each guarantee period has an associated monthly guarantee premium. The amount of the guarantee premium depends on:

  the insured’s issue age,
  the insured’s gender,
  the insured’s risk classification,
  the current face amount, and
  the death benefit option in effect at the time.

For each guarantee period, the safety test is met if:

(A)	Premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

Equals or exceeds,

(B)	The total of all monthly guarantee premiums due since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the policy has two guarantee periods:

  The first guarantee period is the first 20 policy years or, if less, to attained age 90 of the insured. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)
  The second guarantee period is to attained age 100 of the insured.

Both guarantee periods begin on your policy date. Guarantee periods may vary by state.

Example:

Assume your policy is in the first guarantee period and the monthly first guarantee premium is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

  61 days after the date it begins, and
  31 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

  you surrendered it;
  five years have passed since it terminated; or
  the insured’s attained age has reached 100.

To reinstate your policy, we will need:
1. a written application to reinstate;
2. evidence, satisfactory to us, that the insured is still insurable; and
3. a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate

If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the premium expense charge and any monthly charges then due. Surrender charges will apply as if the policy had not terminated. If the surrender charge was taken when the policy terminated, however, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal law. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

POLICY TRANSACTIONS

While your policy is in force you may transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective on the next valuation date.

We do not charge for transfers.

You can make transfers by sending us a written request on our Transfer of Values Request form. You may also make transfers by telephone or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions, therefore, we will take reasonable steps to confirm that instructions given to us are genuine. We may tape record all telephone conversations.

Currently, there is no limit on the number of transfers you may make, however, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all the values in your investment divisions to the guaranteed principal account or to any transfers made in connection with any automated transfer program we offer.

Please note, that there is an overall limitation on the number of divisions to which you can transfer amounts. You may transfer amounts to up to a maximum of 16 divisions over the life of the policy. We reserve the right to increase this limit.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the guaranteed principal account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

  you have transferred 25% of the guaranteed principal account value each year for three consecutive policy years; and
  you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years, then
  You may transfer the remainder of the guaranteed principal account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year. In this situation, you must transfer the full amount out of the guaranteed principal account in one transaction.

Limits on Frequent Transfers

This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This, in turn, can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this policy.

If we, or the investment adviser to any of the funds available with this policy, determine that your transfer patterns reflect a market timing strategy, we reserve the right to take restrictive action.

Such action includes, but is not limited to:

  not accepting transfer instructions from a policyowner; and
  restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or if we implement a restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request, and any future transfer requests, by regular mail only. If we do not accept your transfer request, we will return the policy value to the investment option from which you attempted to make the transfer. We will do this as of the valuation date your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these provisions.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on your investment returns. It is an automated transfer program.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, an amount of money is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. (See the Transfers section for information on limits on transfers from the GPA.)

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If, on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will automatically terminate and your DCA transfers will not occur.

To elect DCA, complete our Dollar Cost Averaging Request form and send it to us for processing. You can also elect DCA on our website, subject to certain restrictions. You may specify a termination date for DCA, if you wish to do so. You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification.

Portfolio Rebalancing Program

Portfolio Rebalancing is an automated transfer program that maintains specified ratios of account values among your selected divisions.

Over time, varying investment performance among divisions may cause the ratios of your account value in those divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among these divisions so that their account value will again match the ratios you set.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing Request form and send it to us for processing. You can also elect Portfolio Rebalancing on our website, subject to certain restrictions. You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification.

Example:

Assume that you want your initial net premium payment split between 2 divisions. You want 40% to be in the MML Managed Bond Fund and 60% in the Oppenheimer Aggressive Growth Fund/VA. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Fund now represents 50% of your holdings because of its increase in value.

If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the MML Managed Bond Fund to bring its value back to 40% and use the money to buy more units in the Oppenheimer Aggressive Growth Fund/VA to increase those holdings to 60%.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee of $25. We do not charge a surrender charge for a withdrawal. You may not make a withdrawal once the insured has reached attained age 100.

You can make a withdrawal by sending us a written request on our Partial Withdrawal Request form.

You must state in your request from which investment options you want the withdrawal made and the dollar amount you want withdrawn from each. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment option.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee.

If you have chosen death benefit option 1 or 3, we will reduce the face amount of your policy by the amount of the withdrawal unless you tell us not to on the Partial Withdrawal Request form. If you tell us not to reduce the face amount and the withdrawal is $15,001 or greater, you must provide evidence to us that the insured is still insurable.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the Death Benefit section.)

We may not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum initial face amount.

Withdrawals will be effective on the valuation date we receive your fully completed withdrawal form in good order at our Administrative Office. We will pay any withdrawal amounts within 7 days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See Other Policy Rights and Limitations.)

Surrenders

You may surrender your policy to us at any time while the policy is in force and the insured is alive. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. We will pay any surrender amounts within 7 days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to Other Policy Rights and Limitations.)

Net Surrender Value

The net surrender value of the policy is equal to:

  the account value; minus
  any surrender charges that apply, and minus
  any policy debt.

Loans

You may take a loan from the policy as long as the account value exceeds the total of any surrender charges. We charge interest on policy loans and it may be added to the policy debt. You may repay all or part of your policy debt but you are not required to do so. We will deduct any outstanding debt from the proceeds payable at death or the surrender of the policy.

We currently allow loans in all policy years, however, we reserve the right to prohibit loans in first policy year. The maximum loan amount allowed at any time is the amount that, with accrued loan interest calculated to the next policy anniversary date, will equal your account value less any surrender charge. The maximum amount available for a loan is the maximum loan amount allowed less any existing policy loan.

Taking a loan from your policy has several risks:

  it may increase the risk that your policy will terminate;
  it will have a permanent effect on your policy’s net surrender value;
  it will reduce the death proceeds, and
  it has potential adverse tax consequences.

These tax consequences are discussed in the Federal Income Tax Considerations section.

Loan Procedures

Requesting a Loan

  You may take a loan by completing a Loan Request form and sending it to our Administrative Office.
  You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your Loan Request form and all other required documents in good order at our Administrative Office. On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 days of the loan effective date, unless we are required to suspend or postpone loan amounts. (Please refer to Other Policy Rights and Limitations.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

  3%, and
  the policy loan rate less the loan interest rate expense charge.

Loan Interest Charged

At the time you apply for the policy, you may select either a fixed loan interest rate of 4% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:
i. the published monthly average for the calendar month ending two months before the policy year begins; and
ii. 4%.

If the maximum rate is less than .5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least .5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each policy anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the guaranteed principal account in proportion to the non-loaned account value in each.

Effect of a Loan on the Values of the Policy

A policy loan affects policy values since we reduce the death benefit and net surrender value by the amount of the policy debt.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account.

Whenever you reach your policy debt limit, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your policy debt limit is reached when total policy debt equals or exceeds the account value less surrender charges.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment.

We will apply your loan repayments on the valuation date they are received at our Administrative Office, in good order.

Any loan repayment you make within 30 days of the policy anniversary date will first pay policy loan interest due. We will allocate any other loan repayment to the guaranteed principal account until you have repaid all loan amounts that were deducted from that account.

We will allocate additional loan repayments based on your premium allocation in effect at that time. You must clearly identify the payment as a loan repayment or we will consider it a premium payment.

DEATH BENEFIT

If the insured dies while the policy is in force, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit which is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

Cash Value Test. Under this test the minimum death benefit is equal to a percentage of the account value. The percentage depends on the insured’s:

  gender,
  attained age, and
  tobacco classification.

Guideline Premium Test. Under this test the minimum death benefit also is equal to a percentage of the account value, but the percentage varies only by the attained age of the insured. The percentages are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums only in the early policy years, the Cash Value Test may be appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should review policy illustrations of both approaches with your financial representative to determine how the policy works under each test, and which is best for you.

Death Benefit Options

When you apply for the policy you must choose one of three death benefit options. These are:

  Option 1 – The benefit is the greater of:

(a) The face amount on the date of death; and
(b) The minimum death benefit on the date of death.

  Option 2 – The benefit is the greater of:

(a) The face amount plus the account value on the date of death, and
(b) The minimum death benefit on the date of death.

  Option 3 – The benefit is the greater of:

(a) The face amount plus the premiums paid and less any premiums refunded under the policy to the date of death; and
(b) The minimum death benefit on the date of death.

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option at any time before the insured reaches attained age 100. You must send us a written request. We do not require evidence of insurability.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

  the monthly charges will also change;
  the charge for certain additional benefits may change, and the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum initial face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges will change accordingly.

If you increase or decrease the policy face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MEC’s are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a modified endowment contract may effect your tax situation.

Increases in Face Amount. To increase the policy face amount, you must provide us with a written application and evidence the insured is still insurable.

An increase in face amount may not be:

  less than $15,000, or
  made after the insured reaches attained age 85.

Decreases in Face Amount. You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request to our Administrative Office. If you decrease the policy face amount, we cancel all or part of your face amount segments, and a surrender charge may apply.

A decrease will reduce the face amount in the following order:

(a) the face amount of the most recent increase, then
(b) the face amounts of the next most recent increases successively; and last
(c) the initial face amount.

You may not decrease the face amount:

  on or after the insured has reached attained age 100; or
  if the decrease would result in a face amount of less than the minimum initial face amount ($50,000).

When We Pay Death Benefit Proceeds

If the policy has not terminated and it is determined that the claim is valid, we normally pay the death benefit within seven days after we receive all required documents, in good order, at our Administrative Office.

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”.

We may also investigate death claims beyond a two-year contestable period. We generally determine whether the claim is valid within five days after we receive the information from a completed investigation.

We can delay payment of the death benefit payments during periods when:

i.	It is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	Trading is restricted by the SEC;
iii.	The SEC declares an emergency exists; or
iv.	The SEC, by order, permits us to delay payment in order to protect our owners,

And if,

  The period begins on or before the date of the insured’s death; and
  The amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of payment.

Payment Options

We will pay the death benefit in one lump sum or the beneficiary may choose one or more of the following options:

  Installments for a specified period;
  Installments for a specified amount;
  As a life income;
  As a life income with payments guaranteed for the amount applied;
  As a joint lifetime income with reduced payments to the survivor;
  Interest on the benefit amount.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, the policy death benefit may be limited.

  If the death occurs within two years after the issue date, the death benefit will be limited to the sum of all premiums paid less any withdrawals and any policy debt.
  If the death occurs within two years after reinstatement of the policy, the death benefit will be limited to the sum of the premium paid to reinstate and all premiums paid thereafter, less any withdrawals after reinstatement and any policy debt at the time of death.
  If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), the death benefit attributed to the increase is limited to the sum of the monthly charges made for the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender is misstated in the policy application, we will adjust the death benefit to an amount that would have been paid based on the most recent monthly charge for the correct date of birth and correct gender.

CHARGES AND DEDUCTIONS

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The maximum premium expense charge we can deduct is 7.5% of premium up to and including the premium expense factor, and 5% of premium over the premium expense factor.

If you have increased the policy face amount, the premium expense factor used for this charge is the total of the premium expense factors for the initial face amount and for all increases.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the face amount during:

  the first 14 years of coverage, and
  the first 14 years after each increase in face amount.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is deducted from the proceeds of the surrender or, in the case of a decrease in face amount, from the account value of the policy.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the insured’s age, gender, insurance class, and coverage year.

Your policy’s surrender charges will be listed in your contract. For the first year of coverage the charge is based on the premium expense factor for that coverage. It will be equal to the premium expense factor of the policy for standard risks, multiplied by 140%.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%

1	100%	8	50%

2	93%	9	43%

3	86%	10	36%

4	79%	11	29%

5	71%	12	21%

6	64%	13	14%

7	57%	14	7%

In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s face amount, we cancel all or a part of your face amount segments and charge a partial surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased. If the partial surrender charge would be greater than the account value of the policy, we set the partial surrender charge equal to the account value on the date of the surrender.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date.

The monthly charge date is the date on which monthly charges for the policy are due. The first monthly charge date is the policy date, and subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy specifications page. Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administration Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge

The maximum administrative charge is $12 per policy, per month.

Face Amount Charge

The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

  the issue age of the insured for the initial face amount, and for each increase, the insured’s age at time of the increase,

and it is multiplied by the segment face amount. This charge is assessed during the first five years of coverage.

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

Your policy’s actual or current insurance charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases, and they vary with the number of years the coverage has been in force.

How the insurance charge is calculated

If the minimum death benefit is not in effect, we calculate the insurance charge on the first day of each policy month. It is calculated by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

  a death benefit that would be payable if the insured died, discounted by the monthly equivalent of 3% per year, and the account value at the beginning of the policy month before the monthly charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1: We calculate the total insurance risk for your policy:

a. We divide the death benefit that would be payable at the beginning of the policy month by 1.00246627;
b. We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2: We allocate the insurance risk in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge

We will apply any changes in the insurance charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

  the amount and timing of premium payments,
  investment performance,
  fees and charges assessed,
  rider charges,
  withdrawals,
  policy loans,
  changes to the face amount, and
  changes to the death benefit option.

Rider Charges

You can obtain additional benefits by applying for riders on your policy. The charge for these riders is to compensate us for the anticipated cost of providing the additional benefits.

Directed Monthly Deduction Program

You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the guaranteed principal account, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The program will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have enough value in your selected option on any monthly charge date to cover the monthly charges then due, the deduction for that date will revert to the pro rata basis. We may, at any time, modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Daily Charges Against the Separate Account

The following charges are deducted from the Separate Account daily:

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The maximum percentage is:

  .90% during years 1 thru 15, and
  .40% thereafter.

The charge is deducted from the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.

However, even if the money we collect is not enough to cover death benefit claims and our expenses, we will pay all valid claims and expenses.

Investment Management Fee and Other Expenses

The investment funds each deduct management fees and operating expenses from its assets. In addition, one or more funds may incur distribution and service fees called “12b-1” fees. For details on these charges, please read the fund prospectuses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies. We will make these variations only in accordance with uniform rules we establish.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is deducted as part of the monthly charges.

If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

Following is a brief description of the riders that can be, subject to state availability, added to the policy. For more information on these riders please refer to the Statement of Additional Information or talk to your financial representative. The terms and conditions of these riders may vary from state to state.

Additional Insurance Rider

This rider provides term insurance on the life of the insured named in the base policy. The coverage is convertible for a limited amount of time.

In deciding whether to use the Additional Insurance Rider as part of the total coverage under your policy, you should consider a number of factors.

Some possible advantages of using the Additional Insurance Rider include:

  Under an assumed schedule of premium payments, premium expense charges and monthly policy charges generally will be lower, resulting in a higher account value.
  Decreasing the rider face amount would not incur a surrender charge.

Some possible disadvantages include:

  Coverage under the rider terminates at attained age 100, whereas coverage under the base policy continues without further monthly charges.
  If you select the Guideline Premium Test to qualify the policy as life insurance, the total amount of premiums you may pay under the policy will be lower.
  If you select the Cash Value Test instead, the amount of premiums you may pay each policy year may be lower.
  If your policy has the Disability Benefit Rider (discussed later in this section) and the insured becomes totally disabled, the monthly rider benefit will be lower.

You should review these factors with your financial representative before deciding whether to use the Additional Insurance Rider.

Other Insured Rider

This rider provides level term insurance on the life of the insured named in the base policy, or the insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time.

Substitute of Insured Rider

This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy. There is no charge for the rider.

Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.

Guaranteed Insurability Rider

This rider provides the right to increase the coverage without evidence of insurability on certain options dates as defined in the rider.

Disability Benefit Rider

This rider provides a disability benefit while the insured is totally disabled as defined in the rider.

Waiver of Monthly Charges Rider

Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

In states where this rider is available, it is included automatically with the policy. There is no charge for this rider.

FEDERAL INCOME TAX CONSIDERATIONS

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (‘‘IRC’’) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (‘‘MEC’’) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy face amount. The IRC provides that if:

  there is a reduction of benefits during the first 15 years after a policy is issued, and there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000 your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If, in this latter example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for ‘‘trade for business’’ or ‘‘investment’’ purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (‘‘AMT’’) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, have control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (‘‘MEC’’) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1/2; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the ‘‘7-pay test.’’ A policy fails this test if:

  the accumulated amount paid under the contract at any time during the first seven contract years exceeds

  the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay period, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

We will retest whenever there is a ‘‘material change’’ to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term ‘‘material change’’ includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC provides that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, the IRS has not exercised its authority to extend the MEC tax rules to any distributions received in a year prior to the one in which the policy became a MEC.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

OTHER INFORMATION

Other Policy Rights and Limitations

Right to Assign the Policy

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you have invested in those divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

You will receive proxy material and a form to complete giving us voting instructions. We vote those shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions.

Deferral of Payments

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

i. it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);

ii. trading is restricted by the SEC;

iii. the SEC declares an emergency exists, and

iv. the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

  Create new divisions of the Separate Account;
  Create new Separate Accounts and new segments;
  Combine any two or more Separate Account segments or divisions;
  Make available additional or alternative divisions of the Separate Account investing in additional investment companies;
  Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.
  Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
  De-register the Separate Account under the 1940 Act in the event such registration is no longer required;
  Substitute one or more funds for other funds with similar investment objectives;
  Delete funds or close funds to future investments, and
  Change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the course of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Financial Statements

We have included our financial statements and those of the Separate Account in the Statement of Additional Information.

APPENDIX A

Hypothetical Examples of the Impact of the Account Value and Premiums

Example I — Death Benefit Option 1

Assume the following:

  Face Amount is $1,000,000
  Account value is $50,000
  Minimum death benefit is $219,000
  No policy debt

Based on these assumptions,

       the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

       the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

  the death benefit still remains at $1,000,000.

Example II — Death Benefit Option 2

Assume the following:

  Face Amount is $1,000,000
  Account value is $50,000
  Minimum death benefit is $219,000
  No policy debt

Based on these assumptions,

  the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

  the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

  the death benefit will decrease to $1,030,000.

Example III — Death Benefit Option 3

Assume the following:

  Face Amount is $1,000,000
  Account value is $50,000
  Minimum death benefit is $219,000
  No policy debt
  Premiums paid under the policy to-date total $40,000

Based on these assumptions,

  the death benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

  the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I — Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II — Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III — Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Example IV — Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V — Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000. A similar type of change would be made for a change from Option 3 to Option 2.

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Life Customer Service Center Hub
PO Box 1865
Springfield, MA 01102-1865
1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

STATEMENT OF ADDITIONAL INFORMATION
(SAI)

xx/xx/02

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated (effective date), for the Variable Universal Life II (“VUL II”) contract. The VUL II contract and its prospectus may be referred to in this SAI.

For a copy of the VUL II prospectus, contact your financial representative, or our Life Customer Service Center Hub at PO Box 1865, Springfield, Massachusetts, 01102-1865 (1-800-272-2216) www.massmutual.com.

Table of Contents
	SAI	Prospectus
Company	2	9

The Separate Account	2	16

Services
➢ Custodian	2

Additional Information About the Operation of the Contracts and the Registrant
➢ Purchase of Shares in Underlying Investment funds	2
➢ Annual Reports	2
➢ Incidental Benefits
· Benefits Available by Rider	2
· Death Benefit Payment Options	4

Underwriters	5

Additional Information About Charges
➢ Sales Load	6
➢ Underwriting Procedures	6
➢ Increases in Face Amount	6	29

Performance Data	7

Taxes	9	35

Experts	9

Financial Statements	9

1

COMPANY

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. The Company is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the State of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

Custodian

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the segment, and the divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF
THE CONTRACTS AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account the segment and the divisions. Each year within the 30 days following the policy anniversary date, we will mail the policyowner a report showing:

i.      The account value at the beginning of the previous policy year,
ii.     All premiums paid since that time,
iii.    All additions to and deductions from the account value during the year, and
iv.    The account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the policy’s monthly charges. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and they are subject to state availability.

2

Additional Insured Rider. The rider provides that the rider face amount is added to the policy face amount in determining the amount of benefit under the death benefit option in effect under the policy. The minimum initial rider face amount is $50,000.

The rider face amount may be increased or decreased. An increase requires evidence of insurability, and the increase must equal at least $15,000.

Coverage under this rider may be fully or partially converted until the insured’s rider attained age is 70. Conversion will be to new flexible premium adjustable life insurance on the insured or to an increase in the base policy’s face amount. Evidence of insurability will not be required. If coverage is partially converted, the amount converted must meet the minimum requirements of the new insurance.

The rider terminates at rider attained age 100. It terminates earlier upon termination of the policy or upon conversion of all rider coverage. This rider may also be cancelled by written request.

The monthly charge for this rider is a rate per $1,000 of rider insurance risk.

Other Insured Rider. This rider provides level term insurance on the life of the base policy insured or the insured’s spouse or child. The coverage for the insured under the rider is convertible for a limited amount of time.

While the other insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy insured, the rider may be converted upon the death of the insured (but only before attained age 70 of the other insured).

If the other insured is the base policy insured, the rider continues past the insured’s age 100 without charge. If the other insured is not the base policy insured, the rider will terminate once the base policy insured attains age 100. If the other insured is older than the base policy insured, charges for the rider will cease once the other insured attains age 100.

Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.

The monthly charge for this rider is a rate per $1,000 of rider face amount for the other insured.

Substitute of Insured Rider. This rider allows you to substitute a new insured in place of the current insured under the policy. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, the substitute insured is age 85 or younger on the date of the substitution, and the age of the substitute insured on the policy date is within the issue age range allowed for this policy on the policy date.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of the insured will be based on the life and risk class of the substitute insured.

The rider terminates upon the current insured’s attained age 75, at the time of the exercise of the rider, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates.

The rider is included automatically with the policy. There is no charge for the rider.

Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.

Guaranteed Insurability Rider. This rider provides the right to increase the face amount of the policy without evidence of insurability on certain option dates as defined in the rider.

3

The rider terminates after the last option date as defined in the rider, if the policy is changed to another policy under which this rider is not available, or if the policy terminates.

There is a monthly charge for this rider. It is a rate per $1,000 of rider option amount.

Disability Benefit Rider. This rider provides a disability benefit while the insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally disabled:

  We will credit an amount to the account value equal to the specified benefit amount shown on the policy specification page for this rider. This amount will be treated as a net premium.
  We also will waive the monthly charges due for this policy.

The benefits will be provided after the insured has been totally disabled for four months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, or the day before the insured’s attained age 65, unless total disability began before the insured’s attained age 60 in which case the waiver part of the monthly benefit will continue beyond attained age 65 while the insured remains totally disabled.

There is a monthly charge for this rider based on both the specified benefit amount and the waiver of monthly charges. The charge rates are based on the attained age, gender, and risk class of the insured and on the benefits provided.

Waiver of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

The benefit will be provided once the insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, or the day before the insured attained age 65 if the disability began when the insured was attained age 60 or older.

There is a monthly charge for this rider. The charge rate is based on the insured’s attained age, gender and risk class.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy, equal to the amount of benefit accelerated. Interest is not charged on the lien.

Where this rider is available, it is included automatically with the policy. There is no charge for this rider.

Death Benefit Payment Options

We will pay the death benefit in cash, in one lump sum, or under one or more of the following options if selected by the Policyowner. The minimum amount that can be applied under a payment option is $10,000. If the periodic payment under any option is less than $100, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the Guaranteed Principal Account.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Installments of a Specified	Fixed amount payments. The total amount paid during the first year must be at least 6%
Amount	of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income with Payments	Equal monthly payments based on the life of a named person. We will make payments
Guaranteed for Amount	until the total amount paid equals the amount applied, whether the named person lives
Applied	until all payments have been made or not. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Joint Lifetime Income with	Monthly payments based on the lives of two named persons. We will make payments at
Reduced Payments to	the initial level while both are living, or for 10 years if longer. When one dies (but not
Survivor	before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

MML Distributors does business under different variations of its name; including the name MML Distributors, LLC in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Sales and Other Agreements

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the separate account. Compensation paid to and retained by MML Distributors in 1999, 2000, and 2001 was $10,000, $10,000 and $10,000, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy (VUL II). During May 1, 2001 (commencement of sales) through December 31, 2001, commissions paid were $12,606,491. During January 1, 2002 through May 1, 2002, commissions paid were $6,763,950.

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each year of coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 2 through 5, 5% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target

5

Premium; for coverage years 6 through 10, 3% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; and for coverage years 11 and beyond, 1% of all premium paid. Also, for Policy Years 2 and beyond, 0.15% of the average monthly account value during the year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

We may pay independent, third party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

The offering is on a continuous basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 7.5% of premium up to the premium expense factor, and 5% of premium over premium expense factor. The premium expense factors are contained in a table that is maintained by the Company. The factors are based on the issue age, gender, and risk classification of the insured.

Underwriting Procedures

Before issuing a policy we will require evidence of insurability. This means that (1) you must complete an application and submit it to our Administrative Office, and (2) we will usually require that the insured have a medical examination. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), Nonsmoker or Smoker Table, age of the insured on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are five non-rated classes: ultra preferred non-tobacco, select preferred non-tobacco; non-tobacco, select preferred tobacco, and tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age, risk class, premium expense factor, premium expense charges, monthly charges, and surrender charges.

It is possible for risk classes of prior segments to change in order to match the risk classes of the new segment. This will happen only if the underwriter indicates that it should. The general rule is that if the new segment has risk classes worse than prior segments, then the prior segments will not change. Conversely, if the new segment has risk classes better than prior segments,

6

then the prior segments will change. This change will not occur if the increase is due to a term conversion. Since changing prior segments results in the policy being reissued, there is an impact on the guideline premiums, MEC premiums and minimum death benefit under the Cash Value Test.

The monthly policy level charges that repeat for each elected face amount increase are the face amount charge and the cost of insurance charge. The administrative charge does not repeat. The premium expense charge and surrender charges also repeat. The charges associated with the increase will be deducted from the account value beginning on the effective date of the increase.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the account value is insufficient to continue the changed policy in force for three months at the new monthly charges, we may require a payment sufficient to increase the account value to such amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

The following table shows average annual total return rates for the divisions of the Separate Account for the period ended December 31, 2001.

						Since
Separate Account Division (Inception Date of the	Year to Date	1 Month	1 Year	5 Years	10 Years	Inception
underlying Fund)

American Century® VP Income & Growth (10/30/97)	(9.04%)	1.99%	(9.04%)	—	—	6.13%

Deutsche VIT Small Cap Index[1] (8/22/97)	1.31%	6.12%	1.31%	—	—	3.73%

Fidelity® VIP II Contrafund® (1/3/95)	(12.94%)	2.33%	(12.94%)	9.62%	—	14.89%

Goldman Sachs Capital Growth[2] (4/30/98)	(15.10%)	0.54%	(15.10%)	—	—	2.73%

INVESCO Technology[3] (5/21/97)	(46.23%)	(0.39%)	(46.23%)	—	—	9.14%

Janus Aspen Capital Appreciation (5/1/97)	(22.26%)	1.25%	(22.26%)	—	—	16.85%

Janus Aspen Worldwide Growth[2] (9/13/93)	(23.02%)	2.44%	(23.02%)	10.29%	—	14.89%

MML Blend (2/3/84)	(6.46%)	0.46%	(6.46%)	4.25%	7.43%	9.98%

MML Emerging Growth[1] (5/1/00)	(16.95%)	7.45%	(16.95%)	—	—	(25.76%)

MML Equity[4] (9/15/71)	(15.36%)	2.45%	(15.36%)	3.96%	8.80%	11.61%

MML Equity Index[5] (5/1/97)	(12.84%)	0.78%	(12.84%)	—	—	8.18%

MML Growth Equity (5/3/99)	(25.76%)	1.17%	(25.76%)	—	—	(4.21%)

MML Large Cap Value (5/1/00)	(11.82%)	1.55%	(11.82%)	—	—	(8.10%)

MML Managed Bond (12/16/81)	7.08%	(0.57%)	7.08%	6.16%	6.31%	8.71%

MML Money Market[6] (12/16/81) (7-day yield[7] 0.94%)	2.89%	0.09%	2.89%	4.18%	3.77%	5.57%

MML OTC 100 (5/1/00)	(33.61%)	(1.28%)	(33.61%)	—	—	(41.84%)

MML Small Cap Growth Equity[1] (5/3/99)	(13.36%)	6.68%	(13.36%)	—	—	7.77%

MML Small Cap Value Equity[1] (6/1/98)	2.58%	6.51%	2.58%	—	—	(1.01%)

Oppenheimer Aggressive Growth (8/15/86)	(31.78%)	2.38%	(31.78%)	6.25%	10.93%	11.95%

Oppenheimer Bond (4/3/85)	6.98%	(1.03%)	6.98%	4.83%	5.85%	7.82%

Oppenheimer Capital Appreciation (4/3/85)	(13.23%)	1.60%	(13.23%)	13.33%	14.35%	13.57%

Oppenheimer Global Securities[2] (11/12/90)	(12.70%)	2.31%	(12.70%)	14.54%	13.06%	11.94%

Oppenheimer High Income (4/30/86)	1.21%	(0.41%)	1.21%	2.11%	7.90%	9.15%

Oppenheimer Main Street® Growth & Income (7/5/95)	(10.83%)	1.65%	(10.83%)	5.91%	—	12.82%

Oppenheimer Strategic Bond[2] (5/3/93)	4.06%	(0.06%)	4.06%	3.58%	—	4.82%

Oppenheimer International Growth[2] (5/13/92)	(24.88%)	0.88%	(24.88%)	5.09%	—	6.46%

T. Rowe Price Mid-Cap Growth (12/31/96)	(1.67%)	5.06%	(1.67%)	12.97%	—	12.97%

Templeton International Securities[2,8] (5/1/92)	(16.62%)	1.49%	(16.62%)	3.85%	—	8.83%

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

7

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The following table shows average annual total return rates for the underlying investment funds of the Separate Account for the period ended December 31, 2001.

						Since
Investment Fund (Inception Date)	Year to Date	1 Month	1 Year	5 Years	10 Years	Inception

American Century® VP Income & Growth Fund (10/30/97)	(8.35%)	2.05%	(8.35%)	—	—	6.93%

Deutsche VIT Small Cap Index Fund[1] (8/22/97)	2.07%	6.18%	2.07%	—	—	4.51%

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class) (1/3/95)	(12.28%)	2.39%	(12.28%)	10.44%	—	15.7	5%

Goldman Sachs VIT Capital Growth Fund[2] (4/30/98)	(14.46%)	0.60%	(14.46%)	—	—	3.50%

INVESCO VIF–Technology Fund[3] (5/21/97)	(45.82%)	(0.32%)	(45.82%)	—	—	9.96%

Janus Aspen Capital Appreciation Portfolio (5/1/97)	(21.67%)	1.31%	(21.67%)	—	—	17.73%

Janus Aspen Worldwide Growth Portfolio[2] (9/13/93)	(22.44%)	2.51%	(22.44%)	11.12%	—	15.75%

MML Blend Fund (2/3/84)	(5.75%)	0.52%	(5.75%)	5.03%	8.24%	10.80%

MML Emerging Growth Fund[1] (5/1/00)	(16.33%)	7.52%	(16.33%)	—	—	(25.20%)

MML Equity Fund[4] (9/15/71)	(14.72%)	2.52%	(14.72%)	4.74%	9.61%	12.45%

MML Equity Index Fund (Class II)[5] (5/1/97)	(12.18%)	0.84%	(12.18%)	—	—	8.99%

MML Growth Equity Fund (5/3/99)	(25.20%)	1.23%	(25.20%)	—	—	(3.49%)

MML Large Cap Value Fund (5/1/00)	(11.16%)	1.61%	(11.16%)	—	—	(7.41%)

MML Managed Bond Fund (12/16/81)	7.89%	(0.50%)	7.89%	6.96%	7.11%	9.52%

MML Money Market Fund[6] (12/16/81) (7-day yield[7] 1.69%)	3.67%	0.15%	3.67%	4.96%	4.54%	6.36%

MML OTC 100 Fund (5/1/00)	(33.11%)	(1.22%)	(33.11%)	—	—	(41.40%)

MML Small Cap Growth Equity Fund[1] (5/3/99)	(12.71%)	6.75%	(12.71%)	—	—	8.58%

MML Small Cap Value Equity Fund[1] (6/1/98)	3.36%	6.57%	3.36%	—	—	(0.27%)

Oppenheimer Aggressive Growth Fund/VA (8/15/86)	(31.27%)	2.44%	(31.27%)	7.05%	11.76%	12.79%

Oppenheimer Bond Fund/VA (4/3/85)	7.79%	(0.97%)	7.79%	5.62%	6.64%	8.63%

Oppenheimer Capital Appreciation Fund/VA (4/3/85)	(12.58%)	1.67%	(12.58%)	14.18%	15.21%	14.42%

Oppenheimer Global Securities Fund/VA2 (11/12/90)	(12.04%)	2.38%	(12.04%)	15.40%	13.91%	12.78%

Oppenheimer High Income Fund/VA (4/30/86)	1.97%	(0.35%)	1.97%	2.87%	8.71%	9.9	7%

Oppenheimer Main Street® Growth & Income Fund/VA	(10.16%)	1.71%	(10.16%)	6.71%	—	13.67%
(7/5/95)

Oppenheimer Strategic Bond Fund/VA2 (5/3/93)	4.85%	0.00%	4.85%	4.36%	—	5.61%

Oppenheimer International Growth Fund/VA2 (5/13/92)	(24.31%)	0.94%	(24.31%)	5.88%	—	7.26%

T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	(0.92%)	5.12%	(0.92%)	13.81%	—	13.81%

Templeton International Securities Fund (Class 2)[2,8] (5/1/92)	(15.99%)	1.56%	(15.99%)	4.63%	—	9.64%

1.	Investments in companies with small market capitalizations (“small caps”) may be subject to greater price volatility than investments in companies with larger capitalizations because small caps are generally subject to special risks such as narrower markets, less financial resources and less liquid stocks.
2.	There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.
3.	Short-term performance for the INVESCO VIF–Technology Fund, as with other sector funds in general, may be more volatile than for more-diversified equity funds. Sector funds may experience rapid portfolio turnover. They are most suitable for use in the aggressive component of an investment program.
4.	Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.
5.	Performance for MML Equity Index Fund (Class II) reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.
6.	An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
7.	The yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. It is an annualized rate based on results over the last seven days of the period.
8.	Performance for Class 2 Shares reflect a blended figure, combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares; and (b) beginning 5/1/97, Class 2 results reflecting an additional 12b-1 fee expense that also affects future performance. Performance prior to 5/1/00 merger reflects the historical performance of the Templeton International Fund.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for VUL II on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our Life Service Center Hub at 1-800-272-2215, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your personal financial representative.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage

8

change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

TAXES

Massmutual’s Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the segment for our federal income taxes that may be a result of activity of the segment. Periodically, we review the question of a charge to the segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the guaranteed principal account, we may charge for the policy’s share of our federal income taxes that are a result of activity of the GPA.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

EXPERTS

The financial statements included in this SAI for the VUL II segment of Massachusetts Mutual Variable Life Separate Account I and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2001 and 2002, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2001, 2000 and 1999 included elsewhere in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the change in certain accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001), which practices differ from accounting principles generally accepted in the United States of America and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

FINANCIAL STATEMENTS

The Registrant (To be filed)

Report of Independent Auditors
Statement of Assets and Liabilities as of December 31, 2001
Statement of Operations for the year ended December 31, 2001
Statement of Changes in Net Assets for the year ended 2001 and for the year ended December 31, 2000
Notes to Financial Statement

The Depositor (To be filed)

Reports of Independent Auditors
Statutory Statements of Financial position as of December 31, 2001 and 2000
Statutory Statements of Income for the years ended December 31, 2001 and 2000
Statutory Statements of Changes in Policyholders’ Contingency Reserves for the years ended December 31, 2001,
2000, and 1999
Statutory Statements of Cash Flows for the years ended December 31, 2001, 2000, and 1999
Notes to Statutory Financial Statements

PART C

OTHER INFORMATION
Item 27. Exhibits

Exhibit (a)	i	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account. [1]
	ii.	Form of Certificate of Secretary as to the establishment of the VUL II segment of the Separate Account. [2]

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Form of distribution servicing agreement between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company. [3]
	ii.	Form of co-underwriting agreement between MML Investors Services, Inc. and Massachusetts Mutual Life Insurance Company. [3]

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy [2]
	ii.	Form of Accelerated Death Benefit Rider [2]
	iii.	Form of Disability Benefit Rider [2]
	iv.	Form of Guaranteed Insurability Rider [2]
	v.	Form of Other Insured Rider [2]
	vi.	Form of Substitute of Insureds Rider [2]
	vii.	Form of Waiver of Monthly Charges Rider [2]
	viii.	Form of Additional Insurance Rider [4]

Exhibit (e)	Form of application for Flexible Premium Adjustable Variable Life Insurance Policy. [2]

Exhibit (f)	i.	Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company. [5]
	ii.	By-Laws of Massachusetts Mutual Life Insurance Company. [5]

Exhibit (g)	Form of Reinsurance Contracts *

Exhibit (h)	Form of Participation Agreements
	i.	American Century Variable Portfolios, Inc. [6]
	ii.	Deutsche Asset Management VIT Funds [7]
	iii.	Variable Insurance Products Fund II [6]
	iv.	Goldman Sachs Variable Insurance Trust [8]
	v.	INVESCO Variable Investment Funds, Inc. [9]
	vi.	Janus Aspen Series [7]
	vii.	Oppenheimer Variable Account Funds [1]
	viii.	Panorama Series Fund, Inc. [10]
	ix.	T. Rowe Price Equity Series, Inc. [8]
	x.	Franklin Templeton Variable Insurance Products Trust [7]

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered. *

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Not Applicable
	ii.	Powers of Attorney [10]
a. Power of Attorney – Roger G. Ackerman [11]
b. Power of Attorney – Robert J. O’Connell [12]
c. Power of Attorney – Howard Gunton [13]
d. Power of Attorney – Marc Racicot [14]

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

C-1

Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy. [15]

1	Incorporated by reference to Initial Registration Statement of the Separate Account filed with the Commission as an exhibit on February 28, 1997. (Registration No. 333-22557)
2	Incorporated by reference to the Initial Registration Statement Filing to Registration Statement No. 333-50410 filed with the Commission on Form S-6 as an exhibit on November 21, 2000.
3	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-89798 as an exhibit filed with the Commission on May 1, 1997.
4	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-50410 filed with the Commission on Form S-6 as an exhibit on February 27, 2001.
5	Incorporated by reference to the Initial Registration Statement No. 333-45039 on Form N-4 filed with the Commission as an exhibit on January 28, 1998.
6	Incorporated by reference to the Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 filed with the Commission as an exhibit on May 26, 1998.
7	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991 filed with the Commission on September 20, 1999.
8	Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
9	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-80991 on Form N-4 filed with the Commission as an exhibit in April 2000.
10	Incorporated by reference to Registration Statement No. 333-22557 filed with the Commission as an exhibit on February 28, 1997.
11	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039 on Form N-4 filed with the Commission as an exhibit on June 4, 1998.
12	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-65887 filed with the Commission on Form S-6 as an exhibit on January 28, 1999.
13	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-88503 filed with the Commission as an exhibit on January 20, 2000.
14	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406 filed on Form N-4 filed with the Commission as an exhibit.
15	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-49475 filed with the Commission as an exhibit on April 25, 2002.
*	Filed herewith.

Item 28. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company
Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director	Corning, Inc.
P.O. Box 45	Chairman (2001)
Phoenix, NY 13135	Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director	Resolute Partners, LLC
2 Soundview Drive	Chairman (since 1997)
Greenwich, CT 06836

Gene Chao, Director	Computer Projections, Inc.
733 SW Vista Avenue	Chairman, President and CEO (1991-2000)
Portland, OR 97205

James H. DeGraffenreidt, Jr., Director	WGL Holdings, Inc.
1100 H Street North West	Chairman and Chief Executive Officer (since 2001)
Washington, DC 20080	Chairman, President, and Chief Executive Officer (2000-2001)
Chairman and Chief Executive Officer (1998-2000)
President and Chief Executive Officer (1998)
President and Chief Operating Officer (1994-1998)

Patricia Diaz Dennis, Director	SBC Pacific Bell/SBC Nevada Bell
2600 Camino Ramon, Room 4CS100	Senior Vice President, General Counsel & Secretary (since 2002)
San Ramon, CA 94853	SBC Communications Inc.
Senior Vice President – Regulatory and Public Affairs (1998-2002)
Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director	The Brookings Institution
1775 Massachusetts Ave., N.W.	Senior Fellow (since 1977)
Washington, DC 20036-2188

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

James L. Dunlap, Director	Ocean Energy, Inc.
1659 North Boulevard	Vice Chairman (1998-1999)
Houston, TX 77006	United Meridian Corporation
President and Chief Operating Officer (1996-1998)

William B. Ellis, Director	Yale University School of Forestry and Environmental Studies
31 Pound Foolish Lane	Senior Fellow (since 1995)
Glastonbury, CT 06033

Robert A. Essner, Director	Wyeth (formerly American Home Products)
5 Giralda Farms	President and Chief Executive Officer (since 2001)
Madison, NJ 07940	President and Chief Operating Officer (2000-2001)
Executive Vice President (1997-2000)
Wyeth-Ayerst Pharmaceuticals
President (1997-2000)

Robert M. Furek, Director	Resolute Partners LLC
c/o Shipman & Goodwin	Partner (since 1997)
One American Row	State Board of Trustees for the Hartford School System
Hartford, CT 06103	Chairman (1997-2000)

Charles K. Gifford, Director	FleetBoston Financial
100 Federal Street, MA DE 10026A	President and Chief Executive Officer (since 2001)
Boston, MA 02110	President and Chief Operating Officer (1999-2001)
BankBoston, N.A.
Chairman and Chief Executive Officer (1996-1999)
BankBoston Corporation
Chairman (1998-1999) and Chief Executive Officer (1995-1999)

William N. Griggs, Director	Griggs & Santow, Inc.
One State Street, 9th Floor	Managing Director (since 1983)
New York, NY 10004

William B. Marx, Jr., Director	Lucent Technologies
5 Peacock Lane	Senior Executive Vice President (1996-1996)
Village of Golf, FL 33436-5299

John F. Maypole, Director	Peach State Real Estate Holding Company
55 Sandy Hook Road – North	Managing Partner (since 1984)
Sarasota, FL 34242

Robert J. O’Connell, Director, Chairman,	Massachusetts Mutual Life Insurance Company
President and Chief Executive Officer	Chairman (since 2000), Director, President and Chief Executive
1295 State Street	Officer (since 1999)
Springfield, MA 01111	American International Group, Inc.
Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Marc Racicot, Director	Bracewell & Patterson, LLP
2000 K Street, N.W., Suite 500	Partner (since 2001)
Washington, DC 20006-1872	State of Montana
Governor (1993-2000)

Executive Vice Presidents
Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Susan A. Alfano	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 2001)
Springfield, MA 01111	Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr.	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President and General Counsel (since 1993)
Springfield, MA 01111

Frederick Castellani	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 2001)
Springfield, MA 01111	Senior Vice President (1996-2001)

C-3
Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Howard Gunton	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President & CFO (since 2001)
Springfield, MA 01111	Senior Vice President & CFO (1999-2001)
AIG Life Insurance Co.
Senior Vice President & CFO (1973-1999)

James E. Miller	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 1997 and 1987-1996)
Springfield, MA 01111

Christine M. Modie	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President and Chief Information Officer (since 1999)
Springfield, MA 01111	Travelers Insurance Company
Senior Vice President and Chief Information Officer (1996-1999)

John V. Murphy	OppenheimerFunds, Inc.
1295 State Street	Chairman, President, and Chief Executive Officer (since 2001)
Springfield, MA 01111	President & Chief Operating Officer (2000-2001)
Massachusetts Mutual Life Insurance Company
Executive Vice President (since 1997)

Stuart H. Reese	David L. Babson and Co. Inc.
1295 State Street	Chairman and Chief Executive Officer (since 2001)
Springfield, MA 01111	President and Chief Executive Officer (1999-2001)
Massachusetts Mutual Life Insurance Company
Executive Vice President and Chief Investment Officer (since 1999)
Chief Executive Director-Investment Management (1997-1999)

Matthew Winter	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 2001)
Springfield, MA 01111	Senior Vice President (1998-2001)
Vice President (1996-1998)

Item 29.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

	A.	CM Assurance Company, a Connecticut corporation that operates as a life and health insurance company. This subsidiary is inactive.

	B.	CM Benefit Insurance Company, a Connecticut corporation that operates as a life and health insurance company. This subsidiary is inactive.

	C.	C.M. Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company.

	D.	MML Bay State Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company.

	E.	MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

F.	MassMutual Holding Company, a Delaware corporation that operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc., a Massachusetts corporation that operates as a securities broker-dealer.

a. MML Insurance Agency, Inc., a Massachusetts corporation that operates as an insurance broker.

	1)	DISA Insurance Services of America, Inc., an Alabama corporation that operates as an insurance broker.

	2)	Diversified Insurance Services of America, Inc., a Hawaii corporation that operates as an insurance broker.

	3)	MML Insurance Agency of Mississippi, P.C., a Mississippi corporation that operates as an insurance broker.

		4)	Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker.

		5)	MML Insurance Agency of Texas, Inc., a Texas corporation that operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

	b.	MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

2.	MassMutual Holding MSC, Inc., a Massachusetts corporation that operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

	a.	MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. - 46%)

	b.	9048-5434 Quebec, Inc., a Canadian corporation that operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

	c.	1279342 Ontario Limited, a Canadian corporation that operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation that operates as a finance company. (MassMutual Holding Company - 99%)

4.	Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation that operates as an investment adviser.

	a.	Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc. - 50%; MML Realty Management Corporation - 50%).

5.	DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Company - 98%).

	a.	David L. Babson & Company Inc., a Massachusetts corporation that operates as an investment adviser.

		1)	Charter Oak Capital Management, Inc., a Delaware corporation that operates as a manager of institutional investment portfolios. (David L. Babson & Company Inc. - 100%)

		2)	Babson Securities Corporation, a Massachusetts corporation that operates as a securities broker- dealer.

		3)	Babson-Stewart Ivory International, a Massachusetts general partnership that operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners - 50%).

6.	Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Company – 91.91%).

	a.	OppenheimerFunds, Inc., a Colorado corporation that operates as the investment adviser to the Oppenheimer Funds.

		1)	Centennial Asset Management Corporation, a Delaware corporation that operates as investment adviser and general distributor of the Centennial Funds.

a) Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

		2)	HarbourView Asset Management Corporation, a New York corporation that operates as an investment adviser.

		3)	OppenheimerFunds Distributor, Inc., a New York corporation that operates as a securities broker-dealer.

		4)	Oppenheimer Partnership Holdings, Inc., a Delaware corporation that operates as a holding company.

C-5

5)	Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

6)	Shareholder Financial Services, Inc., a Colorado corporation that operates as a transfer agent for mutual funds.

7)	Shareholder Services, Inc., a Colorado corporation that operates as a transfer agent for various Oppenheimer and MassMutual funds.

8)	OFI Private Investments, Inc. is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

9)	OAM Institutional, Inc. (“OAM”) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

10)	OppenheimerFunds International, Ltd. is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds.

	b.	Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

	c.	Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

	d.	Tremont Advisers, Inc., a New York-based investment services provider which specializes in hedge funds.

7.	CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.	MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

	a.	MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. - 50%)

11.	MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

	a.	Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation - 50%; Cornerstone Real Estate Advisers, Inc. - 50%).

12.	Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

13.	MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

	a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong, which operates as a general insurance agent.

2)

MassMutual Trustees Limited, a corporation organized in Hong Kong, which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

		3)	Protective Capital (International) Limited, a corporation organized in Hong Kong, which operates as a mandatory provident funds intermediary.

		4)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

		5)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

	b.	MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic, which operates as a holding company. (MassMutual International, Inc. - 99%; MassMutual Holding Company - 1%)

	c.	MassMutual Services S.A., a corporation organized in the Argentine Republic, which operates as a service company. (MassMutual International, Inc. – 99.9%)

	d.	MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile, which operates as a holding company. (MassMutual International, Inc. - 99%; MassMutual Holding Company - 1%)

		1)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile, which operates as an insurance company. (MassMutual Internacional (Chile) S.A. - 33.4%)

		2)	Origen Inversiones S.A., a corporation organized in the Republic of Chile, which operates as a holding company. (MassMutual Internacional (Chile) S.A. - 33.5%)

	e.	MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda, which operates as a life insurance company.

	f.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda, which operates as an exempted insurance company.

	g.	MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg, which operates as a life insurance company. (MassMutual International, Inc. - 99%; MassMutual Holding Company - 1%)

	h.	MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic, which operates as a life insurance company. (MassMutual International, Inc. - 99.9%)

		1)	Admiral Life Seguros de Vida, S.A., an Argentine corporation that operates as a life insurance company. (MassLife Seguros de Vida, S.A. - 99%, MassMutual International, Inc. – 1%)

	i.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

		1)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation that operates as a life insurance company. (MassMutual International Holding MSC, Inc. 38%)

	j.	MassMutual Life Insurance Company, a Japanese corporation that operates as a life insurance company. (MassMutual International, Inc. – 99.5%)

		1)	MassMutual Shuno Company, a Japanese premium collection service provider.

		2)	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno Company - 35%; MassMutual Life Insurance Company –10%.)

	k.	MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

	l.	MassMutual Assignment Company, a North Carolina corporation that operates a structured settlement business.

G.	MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

H.	The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

I.	Persumma Financial LLC, a Delaware limited liability company which offers on-line retirement service products.

C-7
II.	REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A.	DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

	B.	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

	C.	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

	D.	MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

	E.	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

	F.	Panorama Series Fund, Inc., a Maryland corporation that operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

Item 30. Indemnification

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

	(a)	each director, officer or employee;
	(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

	(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the

Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)
MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.
(b)
MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.
OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Kenneth M. Rickson	President (5/1/96)	One Monarch Place
	CEO (12/22/97)	1414 Main Street
	Main OSJ Supervisor (12/22/97)	Springfield, MA 01144-1013

Margaret Sperry	Member Representative	1295 State Street
	Massachusetts Mutual Life Insurance Co. (5/1/96)	Springfield, MA 01111
MassMutual Holding Co. (11/2001)

Ronald E. Thomson	Vice President (5/1/96)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Michael L. Kerley	Vice President,	1295 State Street
	Assistant Secretary (5/1/96)	Springfield, MA 01111
Chief Legal Officer (4/25/2000)

Matthew E. Winter	Executive Vice President (11/15/2001)	1295 State Street
Springfield, MA 01111

Jeffrey Losito	Second Vice President (08/10/2001)	1414 Main Street
Springfield, MA 01144-1013

James T. Bagley	Treasurer (12/22/97)	One Monarch Place
	Chief Financial Officer (4/25/2000)	1414 Main Street
Springfield, MA 01144-1013

Jerome Camposeo	Assistant Treasurer (06/18/2001)	1295 State Street
Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer (05/06/02)	1295 State Street
Springfield, MA 01111

Ann F. Lomeli	Secretary (11/94)	1295 State Street
Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary (4/25/2000)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

H. Bradford Hoffman	Chief Compliance Officer (05/06/2002)	1295 State Street
Springfield, MA 01111

C-9
Edward D. Youmell	Registration Manager (08/10/2001)	1295 State Street
Springfield, MA 01111

Thomas A. Monti	Variable Life Supervisor and	140 Garden Street
	Hartford OSJ Supervisor (06/18/2001)	Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor	140 Garden Street
	(12/22/97)	Hartford, CT 06154

David W. O'Leary	Variable Annuity Supervisor (06/18/2001)	1295 State Street
Springfield, MA 01111

Item 32. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 33. Management Services

Not Applicable

Item 34 Fee Representation

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, has duly caused this Post-Effective Amendment No. 2 to Registration Statement No. 333-50410 to be signed on its behalf by the undersigned, duly authorized in the City of Springfield and the Commonwealth of Massachusetts on the 8th day of July, 2002.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
      (Depositor)

By: /s/ Robert J. O’Connell*

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe	On July 8, 2002, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

*Richard M. Howe

As required by the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement No. 333-50410 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O’Connell*	Director, Chairman, President and	July 8, 2002
Chief Executive Officer
Robert J. O’Connell

/s/ Howard Gunton*	Executive Vice President,	July 8, 2002
Chief Financial Officer, and
Howard Gunton	Chief Accounting Officer

/s/ Roger G. Ackerman*	Director	July 8, 2002

Roger G. Ackerman

/s/ James R. Birle*	Director	July 8, 2002

James R. Birle

/s/ Gene Chao*	Director	July 8, 2002

Gene Chao, Ph.D.

James H. DeGraffenreidt	Director

James H. DeGraffenreidt, Jr.

/s/ Patricia Diaz Dennis*	Director	July 8, 2002

Patricia Diaz Dennis

/s/ Anthony Downs*	Director	July 8, 2002

Anthony Downs

/s/ James L. Dunlap*	Director	July 8, 2002

James L. Dunlap

/s/ William B. Ellis*	Director	July 8, 2002

William B. Ellis, Ph.D.

Robert Essner	Director	July 8, 2002

Robert Essner

/s/ Robert M. Furek*	Director	July 8, 2002

Robert M. Furek

/s/ Charles K. Gifford*	Director	July 8, 2002

Charles K. Gifford

/s/ William N. Griggs*	Director	July 8, 2002

William N. Griggs

/s/ William B. Marx, Jr.*	Director	July 8, 2002

William B. Marx, Jr.

/s/ John F. Maypole*	Director	July 8, 2002

John F. Maypole

/s/ Marc Racicot*	Director	July 8, 2002

Marc Racicot

/s/ Richard M. Howe	on July 8, 2002, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

*Richard M. Howe

INDEX TO EXHIBITS

Exhibit g	Form of Reinsurance Contracts

Exhibit k	Opinion and Consent of Counsel as to the legality of the securities being registered.